Every Breakthrough BEGINS WITH BELIEF r r t r BE I S IT BELIEF Corporate Presentation November 2025

2 Disclaimer Forward Looking Statements This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current expectations and beliefs of the management of Neurogene, as well as assumptions made by, and information currently available to, management of Neurogene, including, but not limited to, statements regarding: the therapeutic potential and utility, efficacy and clinical benefits of its programs, including its EXACTTM technology and NGN-401; market opportunities for Neurogene's product candidates, including expected levels of demand for NGN-401; the safety and tolerability profile of NGN-401; the applicability of reported interim results from the NGN-401 Phase 1/2 clinical trial to other participants or potential participants, including adolescent or adult participants; trial designs and clinical development plans for our EmboldenTM registrational clinical trial of NGN-401 for Rett Syndrome, including timing of anticipated enrollment and completion of the enrollment in our clinical trial; the response rate, expected durability and deepening of clinical data results from our NGN-401 clinical trials; expected timing for release of additional data from our Phase 1/2 clinical trial of NGN-401; the potential superiority of ICV administration; patient and KOL sentiment relating to priorities on selecting potential gene therapy treatments; the potential for success of the Embolden registrational clinical trial of NGN-401 for Rett Syndrome; expected future interactions with or positions of the FDA or foreign regulatory authorities, including the timing and outcome of any such interaction and anticipated benefits of the FDA's RMAT designation as well as participation in the FDA's START program with respect to NGN-401; the benefits of Neurogene's in-house manufacturing capabilities; the ability of Neurogene to identify future development plans for NGN-101; anticipated early-stage discovery and expectations regarding the initiation of future clinical trials for programs in development; and Neurogene's cash runway, including the time period over which existing cash resources may be sufficient to fund the Company’s operations. 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Neurogene: Developing Life-Changing Genetic Medicines For Rare Neurological Diseases

- Lead program NGN-401 for Rett syndrome demonstrated promising interim clinical data
- Embolden™ registrational trial ongoing with first participant dosed in 4Q:25; enrollment expected to complete in 3-6 months
- Rett syndrome represents an attractive commercial opportunity with substantial unmet need
- NGN-401 uses EXACT™, a proprietary transgene regulation technology to overcome a key limitation in gene therapy
- Internal manufacturing capabilities provide strategic flexibility
- Cash runway expected to fund operations through 1Q'28

NEUROGENE

EXACT: Expression Attenuation via Construct Tuning

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Neurogene Clinical Stage Pipeline

Transgene Regulation | CNS + Ocular Delivery

Product Candidate	Indication	IND* Enabling	Phase I/2	Pivotal	Near-Term Expected Milestones
NGN-401	Rett Syndrome	Transgene Regulation (through Pivotal)			Embolden™ Registrational Trial Ongoing Additional Interim Phase 1/2 Data in 2026
NGN-101	CLN5 Batten Disease	CNS + Ocular Delivery (through Phase I/2)			Evaluating Opportunities for Program

*IND = investigational new drug

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Wholly Owned and Fully Integrated In-House AAV Manufacturing 5 GMP Manufacturing Toxicology Batch Manufacturing Process Development Quality Assurance Quality Control Analytical Development • Flexibility to manufacture AAV product at low cost • Own product quality and development timelines • Process development expertise supports both HEK293 and Sf9/rBV manufacturing platforms • Flexibility to rapidly adapt CMC execution to program needs 42,000 sq ft facility in Houston, with 6,000 sq ft of cleanrooms Current research and clinical-grade manufacturing capabilities are designed for commercial-grade product to avoid potential future comparability challenges

NGN-401 for Rett Syndrome Leveraging EXACT transgene regulation technology

Rett Syndrome – Devastating Disorder with High Unmet Need



Genetics

- X-Linked disorder causing mutations in the gene encoding for methyl-CpG binding protein 2 (MeCP2)
- Unknown incidence in boys, but typically lethal by ~3 years of age due to no healthy copy of MeCP2

Compelling Market Opportunity

- U.S. prevalence - ~6,000-9,000 patients
- WW incidence - 1:10,000 females

High Unmet Need

- There are no approved treatments that address root cause of disease
- Significant unmet need remains for new treatment options

U.S. prevalence estimate based on published incidence rates; Laurvick CL, et al. J Pediatr 2006;148(3):347–35.
WW incidence estimate based on published incidence rates; Pini G, et al. Orphanet Journal of Rare Diseases (2016) 11:132.

NEUROGENE 7

Rett Syndrome is a Debilitating, Progressive Neurological Disorder, with No Approved Treatments Addressing Root Cause

Loss of Function Over Time

Early Onset: ~6–18 mos.	Developmental Regression: ~1–3 yrs.	"Relative Stability:" ~3–10 yrs.	Disease Progression: Adolescence to Adulthood

Cardinal Clinical Features

Inability to Communicate
- Loss of purposeful hand use & involuntary hand movements
- Loss of spoken language

Impaired Fine and Gross Motor Skills
- Loss of hand function
- Gait abnormalities
- Ambulation requiring assistance or non-ambulatory

Autonomic Dysfunction
- Severe apnea episodes
- Hyperventilation
- Constipation
- Difficulty swallowing
- Sleep disturbance

Additional Disease Manifestations
- Seizures
- Anxiety
- Scoliosis
- Muscle contractures

NEUROGENE

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NGN-401: Potential to be Best-in-Class Gene Therapy for Rett Syndrome 9 ICV = Intracerebroventricular IT-L = intrathecal lumbar EXACT transgene regulation technology designed to deliver consistent and tightly controlled MeCP2 protein expression on a cell-by-cell basis. ICV route of delivery has been shown in preclinical models to have greater targeting of brain and nervous system regions underlying Rett syndrome pathophysiology compared to IT-L. An estimated 30,000 ICV procedures are performed by neurosurgeons annually in the U.S. and require minimal downtime/recovery. NGN-401 uses the full-length human MECP2 gene, which translates a fully functioning MeCP2 protein. MeCP2 ESGCT 2025

Embolden Registrational Trial Overview

Key Elements of Embolden Registrational Clinical Trial of NGN-401 for Rett Syndrome 11 Design: Single-arm, open- label, baseline-controlled trial evaluating NGN-401 at 1E15 vg dose Sample Size: 20 females with Classic Rett syndrome 13 Clinical Sites Age Range: ≥ 3 years First Participant Dosed in Q4’25; Expect to Complete Enrollment in 3-6 months* Key Secondary Endpoints: • CGI-I score of ≤ 2 • Gain of at least 2 developmental milestones/skills from Embolden list of 28 skills captured through standardized video recordings and rated by independent, blinded central raters Immunosuppression: Corticosteroids for 91 days, followed by taper Primary Endpoint: Responder- based composite endpoint • Responder defined as attaining: - CGI-I of ≤ 3 and - Gain of any one developmental milestone/skill from Embolden list of 28 skills captured through standardized video recordings and rated by independent, blinded central raters • 35% response rate, or 7 of 20 participants, needed for success • Primary analysis at 12 months *Enrollment guidance as of November 2025

28 Developmental Milestones/Skills from Rett Syndrome Natural History Study Being Evaluated in Embolden Trial

Fine Motor/Hand Function

- Reached for toy
- Taken a drink from a cup held without assistance
- Used raking grasp to retrieve an object
- Used a pincer grasp (either refined or modified)
- Finger fed
- Transferred an object from one hand to the other
- Used a spoon/fork to eat without assistance

Gross Motor/Ambulation

- Sat with support when placed
- Sat without support when placed
- Come to sitting
- Pulled to standing
- Stood while holding on
- Stood independently
- Cruised around furniture or holding on to someone
- Walked independently
- Climbed up stairs with help
- Climbed up stairs without help
- Climbed down stairs with help
- Climbed down stairs without help
- Ran 10 feet without falling

Communication

- Responded to familiar names/words
- Followed a command with a gesture
- Followed a command without a gesture
- Pointed for something they want
- Waved bye-bye
- Babbled
- Used words with meaning
- Spoken in phrases (2 words or more with meaning)

Skills Chosen Based on Meaningfulness to Caregivers and Rarely Learned/Relearned $\geq$ 3 Years*

NEUROGENE

*U.S. Natural History Study of Rett Syndrome (RNHS), sponsored by NIH, Clinicaltrials.gov identifier: NCT02738281. Accessed from International Rett Syndrome Foundation (IRSF); based on analysis of >400 subjects.

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Feedback on Meaningfulness of Developmental Milestones/Skills Showed Real-Life Examples of Potential Impact 13 Even a small improvement would definitely be meaningful because even if she could stand with support or bear her own weight, even for 30 seconds or less, that would allow us to be able to pivot her into her wheelchair versus having to lift her. Fine Motor Gains: • Increase communication abilities • Provide level of independence in eating • Social improvements/ participating in mealtimes Gross Motor Gains: • Foster greater physical autonomy • Reduce caregiver physical strain • Enhance safety by lowering fall risks • Enhance feeding safety by holding body upright • Provide dignity and independence Communication Gains: • Decrease suffering if daughter could indicate injuries/pain • Better ensure daughter’s needs and wants are appropriately met without guessing • Eliminate safety concerns around interactions with others/strangers You immediately go to the usual, ‘Is your tummy hurting? Is this? Is that?’ …It’s hard to tell if she’s just uncomfortable or something is happening to her…The frustration on her part is, as you can imagine, it’s just trying to tell someone and nobody’s understanding what she is trying to tell. I have to feed her every spoonful, every bite that she eats. But if we could scatter some food in front of her and she could feed herself, that would be a huge help. It is probably one of the bigger things for her to do to be independent. Quantitative research conducted in November and December 2024 with 30 Rett syndrome caregivers to daughters aged 3-22 years old; follow-up qualitative research conducted in December 2024 and January 2025 with 27 Rett syndrome caregivers (sub-set of quantitative respondents) to daughters aged 3-22 years old Caregiver Feedback

NGN-401 Phase 1/2 Trial

NGN-401: Setting the Standard for Rett Syndrome Gene Therapy 15Entire presentation includes data cutoff date of October 30, 2025; N=8 for efficacy (ages 4-10 cohort) and N=10 for safety (ages 4-10 and ages > 11 cohorts)  Multidomain improvements  Progressive skill gains over time  Durability of response  Reproducibility across patients  Improvements across full spectrum of disease severity  1E15 vg dose remains generally well-tolerated Best-in-Class Potential First-in-Class Potential  First participant dosed in Embolden trial  12 of 13 clinical trial sites initiated  Enrollment expected to complete in 3-6 months  Single trial design in ages > 3 expected to enable most efficient path to market

A Best-in-Class Gene Therapy for Rett Syndrome Requires Durable, Multidomain Gains that Grow Over Time

Local Delivery into the Brain is a Demonstrated Strategy that Drives Efficacy

- ✔ *NGN-401 uses ICV Delivery*

Delivering Fully Functional Protein is the Optimal Strategy to Lead to Efficacy

- ✔ *NGN-401 uses Full-length MECP2*

Controlling for Overexpression is Required to Deliver Therapy Safely

- ✔ *NGN-401 uses EXACT™ Technology to Limit Expression*

Results in

NGN-401 Phase 1/2
Pediatric Data Update

8 Participants included

- ✔ ***Multidomain Improvements***
- ✔ ***35 Skills Gained Overall***
- ✔ ***Durable, No Skills Lost***

NEUROGENE

As of data cutoff date of October 30, 2025

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17 Time Post Dosing Pt:1 24 months Pt:2 18 months Pt:3 18 months Pt:4 15 months Pt:5 12 months Pt:6 6 months Pt:7 6 months Pt:8 6 months Age at Dosing 7 4 6 7 6 4 6 8 Baseline CGI-S Score 4 Moderately Ill 5 Markedly Ill 5 Markedly Ill 5 Markedly Ill 5 Markedly Ill 5 Markedly Ill 4 Moderately Ill 4 Moderately Ill Genetic Variant Severity Mild Severe Severe Severe Severe Moderate Mild- Moderate Mild- Moderate Baseline Characteristics of Phase 1/2 Trial Pediatric Participants Evaluating the Impact of NGN-401 Across Entire Spectrum of Disease Severity

As of data cutoff date of October 30, 2025 Responders in Phase 1/2 Trial Far Exceed Bar of Embolden Primary Endpoint at 12 Months with Increased Skill Gains Over Time Pt:1 Pt:2 Pt:3 Pt:4 Pt:5 5 of 5 with functional gains 4 of 5 with CGI-I of ≤ 3, all durable - 4 of 5 with > 1 skills Gains in Hand Function & Communication Embolden registrational trial primary endpoint: • CGI-I of ≤ 3 • Gain of any 1 developmental milestone/skill at 12 months 12 Months Post NGN-401 Treatment 14 Skills 21 Skills 27 Skills 31 Skills 6 9 12 >12 Participants (N=5) >12 months Post NGN-401 Treatment Significant Skill Gains that Increase Over Time Minimum Threshold for Success is 7 of 20 Participants (35%) 6 months 9 months 12 months >12 months

19As of data cutoff date of October 30, 2025 Participants Dosed in 1H’25 Show Efficacy Prior to 12-month Timepoint Pt:6 Pt:7 Pt:8 Gains in Hand Function, Communication, Gross Motor 3 of 3 with functional gains 3 of 3 with CGI-I of ≤ 3 2 of 3 acquired skills Early efficacy observed at 6 months is consistent with previously dosed participants 6 Months Post NGN-401 Treatment Embolden registrational trial primary endpoint: • CGI-I of ≤ 3 • Gain of any 1 developmental milestone/skill at 12 months Minimum Threshold for Success is 7 of 20 Participants (35%)

Pt:7 6 months post-dose Pt:8 6 months post-dose Pt:4 15 months post-dose Pt:3 18 months post-dose Pt:2 18 months post-dose Pt:1 24 months post-dose Hand Function Gross Motor Function Communication 35 Total Skills Gained* 1 Skill 3 Skills 4 Skills 6 Skills 10 Skills 11 Skills Early Multidomain Improvements with Skill Gains Increasing Over Time that Remain Durable # of S ki lls G ai ne d Pe r D om ai n 4 4 4 4331 1 2 3212 1 As of data cutoff date of October 30, 2025 *31 total skills acquired match Embolden developmental milestones/skills list; 35 total skills include previously reported skills from other validated scales * **

Pt:1 Gained 11 Developmental Milestones/Skills Across All Core Domains with Durability out to 24 Months 21 As of data cutoff date of October 30, 2025 *Not included in Embolden developmental milestones/skills list; previously reported skill from other validated scale Images are representative of skills Pt:1 Developmental Milestones/Skills Post-NGN-401 Months Post-NGN-401 3 6 9 12 15 18 24 Used a pincer grasp (either refined or modified) Taken a drink from a cup held without assistance Used a spoon/fork to eat without assistance Transferred an object from one hand to the other Heel-to-toe walking* Climbed up stairs without help Climbed down stairs without help Come to sitting New skill acquired since last update Followed a command without gesture Waves bye bye Pointed for something they want Fine Motor Gross Motor Communication Baseline: 7 Yrs Old Walking, ataxic gait, no ability to climb stairs Raking, no ability to hold objects Severe impairment, unable to follow commands, indicate wishes Post Treatment with NGN-401

Pt:2 Gained 10 Developmental Milestones/Skills Across All Core Domains with Durability out to 18 Months 22 As of data cutoff date of October 30, 2025 *Not included in Embolden developmental milestones/skills list; previously reported skills from other validated scales Images are representative of skills Pt:2 Developmental Milestones/Skills Post-NGN-401 Months Post-NGN-401 3 6 9 12 15 18 Reached for toy Used raking grasp to retrieve an object Finger fed Taken a drink from a cup held without assistance New skill acquired since last update Pulled to standing Bent down, touched floor, and recovered* Stepped off curb with help* Climbed up stairs with help New skill acquired since last update Followed a command without a gesture Used words with meaning Fine Motor Gross Motor Communication Baseline: 4 Yrs Old Impaired, ataxic, help to stand Severe impairment, unable to use hands Severe impairment, unable to follow commands, non-verbal Post Treatment with NGN-401

Fine Motor Gross Motor Pt:3 Gained 6 Developmental Milestones/Skills Across All Core Domains with Durability out to 18 Months 23 As of data cutoff date of October 30, 2025 Images are representative of skills Pt:3 Developmental Milestones/Skills Post-NGN-401 Months Post-NGN-401 3 6 9 12 15 18 Used a pincer grasp (either refined or modified) Finger fed Transferred an object from one hand to the other New skill acquired since last update Sat without support when placed Followed command without gesture New skill acquired since last update Followed command with gesture New skill acquired since last update Baseline: 6 Yrs Old Cannot sit, stand or walk independently Raking grasp Post Treatment with NGN-401 Severe Dysphagia CommunicationCannot follow commands

Pt:4 Gained 4 Developmental Milestones/Skills Across 2 Core Domains with Durability out to 15 Months 24 Fine Motor Baseline: 7 Yrs Old Raking grasp, unable to hold objects Pt:4 Developmental Milestones/Skills Post-NGN-401 Months Post-NGN-401 3 6 9 12 15 Used a pincer grasp (either refined or modified) Used a spoon/fork to eat without assistance Taken a drink from a cup held without assistance New skill acquired since last update Followed a command without a gesture New skill acquired since last update Post Treatment with NGN-401 As of data cutoff date of October 30, 2025 Images are representative of skills Communication Unable to follow commands

Pt:7 Gained 1 Developmental Milestone/Skill at Early Timepoint 25As of data cutoff date of October 30, 2025 Images are representative of skills Pt:7 Developmental Milestones/Skills Post-NGN-401 Months Post-NGN-401 3 6 Used a spoon/fork to eat without assistance Baseline: 6 Yrs Old Fine Motor Post Treatment with NGN-401 Could not use utensils

Pt:8 Gained 3 Developmental Milestones/Skills Across 2 Core Domains at Early Timepoint

**Baseline:
8 Yrs Old**



Unable to bend at waist

Unable to follow commands, cannot use words with meaning

	Pt:7 Developmental Milestones/Skills Post-NGN-401	Months Post-NGN-401	
		3	6
Gross Motor	Bent down, touched floor, and recovered*	✓	✓
Communication	Followed a command with a gesture		✓
	Used words with meaning		✓

Post Treatment with NGN-401






Hi! How are you?
Hey!.. Good!

As of data cutoff date of October 30, 2025
*Not included in Embolden developmental milestones/skills list; previously reported skill from other validated scale
Images are representative of skills

NEUROGENE

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NGN-401: Delivering What Matters to Families

Improvements in Key Domains Lead to:

Multidomain improvements

Participation in activities of daily living

Improvements in health-related quality of life

New Functional Abilities and Improvements Post-Treatment with NGN-401

Fine Motor/Hand Function	Gross Motor/Ambulation	Communication	Autonomic
Less dependence on caregivers for basic needs	**Reduced physical burden for caregivers for activities of daily living**	**Can communicate needs & wants, and foster greater social connections**	**Enhanced comfort and reduced distress**
Uses hands to self-feed, drink, play with toys, self-soothe	Sits without support	Says words with meaning	Improvements in constipation
Decreased to no stereotypies	Walks up and down stairs unassisted	Follows daily routines, e.g., getting ready for school	Drinks clear liquids, eats solids for first time
Uses utensils to self-feed	Bends at waist and stands back up	Communicates needs and wants; can ID colors	Absent aspiration pneumonia events
	Bears more weight for ease of transfer	Engages with friends and family; shows affection	Sleeps through the night
	Can get on/off furniture, out of bathtub, into car unassisted	Starting/ improved communication with use of assisted device	

As of data cutoff date of October 30, 2025

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“Sleep improved significantly as she is able to sleep all through the night without any issue.” “Her understanding has improved, especially with me when I ask her to do small tasks, then she will do it immediately almost every time…” “The other day she...ran a couple steps while out…” “She uses both hands to grab her blanket...She holds a banana and takes bites.” “She is paying attention, and even at school with decision- making…she knows what we are asking of her.” “She reacts to…[the] puppy. We have never seen that…nothing going on before, nothing was worth her attention. Now she is enjoying day-to- day.” “She is happier.” “I am grateful [NGN-401] has seemed to benefit [her] health and life…” “She is so happy all the time and calm.” “Before, she was really stuck a lot. Her gait has improved a lot.” “Walking and standing are so much better. Before she would fall all the time and now she doesn’t. She is so much stronger and rarely falls.” “She holds onto things longer…she is eating pieces of fruit using a fork, a new skill.” “She kissed me for the first time ever.” 28As of data cutoff date of October 30, 2025 Phase 1/2 Caregiver Testimonials Following Treatment with NGN-401 Highlight Improvements Important to Families

NGN-401 Remains Generally Well Tolerated at the1E15 vg Dose Level

	1E15 vg Dose Total N=10	
	N	Events
TEAEs related to NGN-401	9	59
Serious TEAEs Unrelated to NGN-401	3	4
Serious TEAEs Related to NGN-401	1	2

- All TEAEs related to NGN-401 have been Grade 1 (mild) or Grade 2 (moderate) in severity; the majority are known potential risks of AAV and have resolved or are resolving
    - Most participants experienced mild liver enzyme elevations
    - SAEs (Grade 2) related to abnormal nerve conduction findings occurred in Pt:5:
        - Areflexia and related elective inpatient diagnostic testing
        - Nerve conduction findings have returned to normal range
        - Unrelated to NGN-401, Pt:5 also experienced a leg fracture confounding her Month 12 gross motor assessment
- No evidence of hemophagocytic lymphohistiocytosis (HLH) in any participant
- Seizures have remained well controlled following NGN-401
- No intracerebroventricular (ICV) procedure-related AEs
- No signs or symptoms indicative of MeCP2 overexpression

NEUROGENE

As of data cutoff date of October 30, 2025
TEAE = Treatment emergent adverse event

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Key Anticipated Milestone Events

Key Upcoming Anticipated Milestones 31 Provide regulatory update in 1H:25 regarding Embolden registrational trial Initiate Embolden registrational trial activities Expand clinical trial footprint, more than doubling presence in U.S. Initiate dosing in Embolden registrational trial Announce additional Phase 1/2 clinical data in 2H:25 Complete Embolden registrational trial enrollment in 3-6 months* Announce additional Phase 1/2 clinical data in 2026 Cash Runway Expected to Fund Operations Through 1Q’28 Rett Syndrome (NGN-401) *As of November 2025

Appendix

• Rett syndrome caregivers provided perspective on meaningfulness of gains of developmental milestones/skills in the core domains of Rett syndrome: fine motor, gross motor and communication • All skills queried, across all categories, were considered meaningful by majority of respondents • Caregivers indicated that Rett syndrome burden is immense, with 24-hour care needed to support their daughter’s needs • Skill gains or symptom improvement would provide respite not just to the patients, but to their caregiver(s), siblings, and extended family • Any skill gain or symptom improvement that would provide some level of independence/reduce dependence for their daughter would be highly meaningful 33 Quantitative research conducted in November and December 2024 with 30 Rett syndrome caregivers to daughters aged 3-22 years old; follow-up qualitative research conducted in December 2024 and January 2025 with 27 Rett syndrome caregivers (sub-set of quantitative respondents) to daughters aged 3-22 years old Rett Syndrome Caregiver Research Demonstrated Clinical Meaningfulness of Developmental Milestone/Skill Acquisition

NGN-401 Demonstrated Efficacy and Safety in Mecp2 Mouse Models 34 Survival in Male Knockout 0 5 10 15 20 25 30 35 40 45 50 0 25 50 75 100 Su rv iv al (% ) 9 23 37wks Age (weeks) 0 5 10 15 20 25 0 25 50 75 100 Age (weeks) Su rv iv al (% ) Survival in Female Het NGN-401 1E11 vg NGN-401 3E11 vg MECP2EXACT1 NGN-401 (regulated) MECP2 Unregulated Unregulated 1E11 vg Unregulated 3E11 vg WT + Vehicle Male or female + Vehicle Het=heterozygous for Mecp2, mirroring genetic makeup of human females with Rett syndrome ICV Delivery of NGN-401 Delivered Targeted MeCP2 Levels Complementary Recognition Sites

Delivers Consistent Levels of MECP2 Expression on Cell- by-Cell Basis 35 Conventional NGN-MECP2 Achieves Narrow Expression of MECP2* 0 50 100 150 200 0 200 400 600 800 1000 Intensity (AU) Nu m be r o f c el ls Unregulated Regulated EXACT GTx Conventional GTx *mouse cortex immunohistochemistry